                                                                    EXHIBIT 10.6


                             CONTRIBUTION AGREEMENT


                                  BY AND AMONG


                          WINDROSE INTERNATIONAL, LLC,
                      AN INDIANA LIMITED LIABILITY COMPANY,

                      MED PROPERTIES MANAGEMENT GROUP, LLC
                      AN INDIANA LIMITED LIABILITY COMPANY,

                  HOSPITAL AFFILIATES DEVELOPMENT CORPORATION,
                             AN INDIANA CORPORATION,

                        MED PROPERTIES ASSET GROUP, LLC,
                      AN INDIANA LIMITED LIABILITY COMPANY,

                                FRED S. KLIPSCH,

                                  O.B. MCCOIN,

                                ROBIN BARKSDALE,

                                 CHARLES LANHAM,

                              FREDERICK L. FARRAR,

                                  MIKE KLIPSCH,

                                 STEVE KLIPSCH,

                       WINDROSE MEDICAL PROPERTIES, L.P.,
                         A VIRGINIA LIMITED PARTNERSHIP,

                                       AND

                       WINDROSE MEDICAL PROPERTIES TRUST,
                     A MARYLAND REAL ESTATE INVESTMENT TRUST

                                TABLE OF CONTENTS


         ARTICLE I.                               THE CONTRIBUTION.................................................
                                                  ----------------

         1.1        Contribution of Contributed Assets.............................................................
         1.2        Assumption of Intercompany Liabilities.........................................................
         1.3        Consideration..................................................................................
         1.4        Redemption Rights for Units....................................................................
         1.5        Tax Consequences to Contributors...............................................................
         ARTICLE II.                        REPRESENTATIONS AND COVENANTS..........................................
                                            -----------------------------

         2.1        Representations by General Partner and Acquiror................................................
         2.2        Representations by Contributors................................................................
         2.3        Contributors' Indemnity........................................................................
         2.4        Acquiror's and General Partner's Indemnity.....................................................
         2.5        Maintenance of Debt............................................................................
         2.6        Restrictions on Subsequent Disposition of the Contributed
                           Assets or Certain Successor Assets......................................................
                           ----------------------------------
         2.7        Reimbursement Agreement........................................................................
                    -----------------------
         2.8        Tax Elections..................................................................................
                    -------------


         ARTICLE III.                    CONDITIONS PRECEDENT TO THE CLOSING.......................................
                                         -----------------------------------

         3.1        Contributors' Obligations......................................................................
         3.2        Contributors' and the Members' Representations and Warranties..................................
         3.3        Completion of IPO..............................................................................

         ARTICLE IV.                        CLOSING AND CLOSING DOCUMENTS..........................................
                                            -----------------------------

         4.1        Closing........................................................................................
         4.2        Contributors' Deliveries.......................................................................
         4.3        Acquiror's Deliveries..........................................................................



         ARTICLE V.                                 MISCELLANEOUS..................................................
                                                    -------------
         5.1        Notices........................................................................................
         5.2        Entire Agreement; Modifications and Waivers; Cumulative Remedies...............................
         5.3        Exhibits.......................................................................................
         5.4        Successors and Assigns.........................................................................
         5.5        Article Headings...............................................................................
         5.6        Governing Law..................................................................................
         5.7        Counterparts...................................................................................
         5.8        Survival.......................................................................................

         5.9        Further Acts...................................................................................
         5.10       Severability...................................................................................
         5.11       Attorneys' Fees................................................................................

EXHIBITS
         A          Contributed Assets.............................................................................
         B          Assumed Liabilities............................................................................
         C          Reimbursement Agreement........................................................................
         D          Assignment.....................................................................................
         E          Allocation of Units to Members.................................................................

                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "Agreement") is made as of the 24th day of May, 2002 by and among Windrose International, LLC, an Indiana limited liability company ("Windrose"), Med Properties Management Group, LLC, an Indiana limited liability company ("MPMG"), Hospital Affiliates Development Corporation, an Indiana corporation ("HADC"), Med Properties Asset Group, LLC, an Indiana limited liability company ("MPAG"), Fred S. Klipsch ("Klipsch"), O.B. McCoin ("McCoin"), Robin Barksdale ("Barksdale"), Charles Lanham ("Lanham"), Frederick
L. Farrar ("Farrar" and, together with Klipsch, McCoin, Barksdale, and Lanham, the "Preferred Stock Contributors" and, together with Windrose and MPMG, the "Contributors"), Mike Klipsch, Steve Klipsch (together with the Preferred Stock Contributors, the "Members"), Windrose Medical Properties, L.P., a Virginia limited partnership ("Acquiror"), and Windrose Medical Properties Trust, a Maryland real estate investment trust and the sole general partner of Acquiror ("General Partner").

                                    RECITALS

         A. Contributors are the record and beneficial owners of the assets set forth on Exhibit A hereto (the "Contributed Assets"), and Contributors desire to contribute such assets, subject to the liabilities set forth on Exhibit B hereto (the "Assumed Liabilities"), to Acquiror.

         B. Acquiror desires to acquire the Contributed Assets and to assume the Assumed Liabilities from Contributors, on the terms and conditions hereinafter set forth.

         C. General Partner, in order to induce Contributors to enter into this Agreement, has agreed to make certain representations, warranties, and covenants in this Agreement, all upon the terms and subject to the conditions of this Agreement.

         D.       The Members comprise all of the members of Windrose.

         E. MPMG is a wholly-owned subsidiary of Windrose. MPAG is a majority owned subsidiary of MPMG. All of the common stock of HADC is owned by Windrose, and the preferred stock of HADC is owned by the Preferred Stock Contributors.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                THE CONTRIBUTION

         1.1 Contribution of Contributed Assets. Contributors agree to contribute and transfer the Contributed Assets to Acquiror and Acquiror agrees to accept transfer of the Contributed

Assets pursuant to the terms and conditions set forth in this Agreement. The Contributed Assets shall be transferred to Acquiror free and clear of all liens, encumbrances, security interests, prior assignments or conveyances, conditions, restrictions, claims, and other matters affecting title, other than the Assumed Liabilities and certain bank loans encumbering the assets of HADC and Windrose. Any assets of Contributors other than the Contributed Assets will continue to be assets of Contributors and will not be contributed to Acquiror.

         1.2 Assumption of Assumed Liabilities. Acquiror agrees to assume the Assumed Liabilities from Contributors. The Assumed Liabilities include outstanding loans from HADC to each of Windrose and MPMG in the amounts set forth on Exhibit B hereto (the "Intercompany Loans"). The amount of the Assumed Liabilities set forth on Exhibit B may increase or decrease in the ordinary course of business. Any liabilities of Contributors other than the Assumed Liabilities will continue to be liabilities of Contributors and will not be assumed by Acquiror.

         1.3 Consideration. The total consideration (the "Consideration") for which Contributors agree to contribute and assign the Contributed Assets to Acquiror, and which Acquiror agrees to pay or deliver to Contributors and the Members, subject to the terms of this Agreement, shall be (i) the assumption by Acquiror of the Assumed Liabilities and (ii) the issuance to Windrose and the Members of a number of units of limited partnership interest in Acquiror ("Units") equal to Two Million Six Hundred Twenty-Five Thousand Dollars ($2,625,000) divided by the price at which the common shares of beneficial interest of General Partner (the "Common Shares") are offered to the public in the initial public offering of the Common Shares (the "IPO"). On the Closing Date, the Units shall be distributed among Windrose and the Members in the amount specified on Exhibit E attached hereto. At such time, Acquiror shall issue certificates reflecting each such person's ownership of Units. The certificates evidencing the Units will bear appropriate legends indicating (i) that the Units have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and (ii) that Acquiror's amended and restated partnership agreement (the "Partnership Agreement") restricts the transfer of the Units. Upon receipt of the Units, Windrose and each Member shall become a limited partner of Acquiror and shall execute Acquiror's Partnership Agreement. Acquiror shall assume no responsibility for any allocation of the consideration, including Units, to any of the Contributors or Members. Contributors agree to hold Acquiror and its affiliates harmless and to indemnify Acquiror and its affiliates for all costs, claims, damages, and expenses, including reasonable attorney's fees, incurred by Acquiror in connection with such allocations.

         1.4 Redemption Rights for Units. Each Unit shall be redeemable, at the option of the holder, in accordance with, but subject to the restrictions contained in, the Partnership Agreement; provided, however, that such redemption option may not be exercised prior to the first anniversary of the Closing Date (defined below).

         1.5 Tax Consequences to Contributors and Members. Notwithstanding anything to the contrary in this Agreement, including without limitation the use of words and phrases such as "sell," "sale," purchase," and "pay," the parties hereto acknowledge and agree that it is their intent that the transaction contemplated hereby be treated for federal income tax purposes as the contribution of the Contributed Assets by Contributors to Acquiror in exchange for Units pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), and assumption of the Assumed Liabilities, followed by a distribution by Contributors of certain of the Units to the Members, and not as a transaction in which Contributors or the Members are acting other than in their capacity as prospective partners of Acquiror. In addition, the parties hereto acknowledge and agree that it is their intent that, assuming that the Members execute the Reimbursement Agreement in the form attached hereto as Exhibit C (the "Reimbursement Agreement") on or before the Closing Date (as defined in Section 4.1), the transaction contemplated hereby will not result in the recognition of income or gain associated with the portion of any negative capital account balance associated with the Contributed Assets that is allocable to a Member upon the closing of the contribution, to the extent that the aggregate negative capital account balance (as determined in accordance with Treasury regulations
Section 1.704-1(b)(2)(iv)) of a Member for which tax deferral is sought does not exceed the aggregate amount of debt that is agreed to be reimbursed by such Member pursuant to the Reimbursement Agreement.

                                   ARTICLE II
                          REPRESENTATIONS AND COVENANTS

         2.1 Representations by General Partner and Acquiror. General Partner and Acquiror hereby represent and warrant unto Contributors and the Members that each and every one of the following statements is true, correct, and complete in every material respect as of the date of this Agreement and will be true, correct, and complete as of the Closing Date:

                  (a) Organization and Power. (i) General Partner is duly organized, validly existing, and in good standing under the laws of the State of Maryland, and has full right, power, and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; that the execution and delivery of this Agreement and the performance by General Partner of its obligations under this Agreement, including, but not by way of limitation, its obligations with respect to the issuance of its Common Shares upon the redemption of the Units (if it elects to issue such Common Shares), have been approved by the Board of Trustees of General Partner and require no further action or approval of its trustees or shareholders or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of General Partner.

                           (ii)     Acquiror is duly organized, validly
existing, and in good standing under the laws of the Commonwealth of Virginia, and has full right, power, and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and, the execution and delivery of this Agreement and the performance by Acquiror of its obligations under this Agreement have been approved by the Board of Trustees of General Partner and require no further action or approval of Acquiror's partners or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of Acquiror.

                  (b) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by either General Partner or Acquiror has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing corporate charter, certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to General Partner or Acquiror.

                  (c) Litigation. There is no action, suit, or proceeding, pending or known to be threatened, against or affecting General Partner or Acquiror in any court or before any arbitrator or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality which (i) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which General Partner or Acquiror is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (ii) could materially and adversely affect the business, financial position, or results of operations of General Partner or Acquiror, (iii) could materially and adversely affect the ability of Contributors to perform their obligations hereunder, or under any document to be delivered pursuant hereto,
(iv) could create a lien on the Contributed Assets, any part thereof, or any interest therein, or (v) could adversely affect the Contributed Assets, any part thereof, or any interest therein or the use, operation, condition, or occupancy thereof.

                  (d) Units and Common Shares Validly Issued. The Units, when issued, will have been duly and validly authorized and issued, free of any preemptive or similar rights, and will be fully paid and nonassessable, without any obligation to restore capital except as required by the Virginia Revised Uniform Limited Partnership Act (the "Virginia Act"). The Members shall be admitted as limited partners of Acquiror as of the Closing Date and shall be entitled to all of the rights and protections of limited partners under the Virginia Act and the provisions of the Partnership Agreement, with the same rights, preferences, and privileges as all other limited partners on a pari passu basis. The Common Shares for which the Units may be redeemed have been validly authorized and will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights.

                  (e) Consents. Each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by each of General Partner and Acquiror has been obtained.

                  2.2 Representations by Contributors. Contributors and their Members hereby represent and warrant unto Acquiror that each and every one of the following statements is true, correct, and complete in every material respect as of the date of this Agreement and will be true, correct, and complete as of the Closing Date:

                  (a) Organization and Power. Each Contributor is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Indiana. Each Contributor has full right, power, and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and the execution and delivery of this Agreement and the performance by each Contributor of its obligations under this Agreement require no further action or approval of Contributor's Members or managers or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of such Contributor.

                  (b) HADC and MPAG. The Contributed Assets include stock or other equity interests in each of HADC, MPAG, and Brierbrook Partners, L.L.C. (together, the "Subsidiaries"). Each Subsidiary has been duly formed and is validly existing in good standing under the laws of the state in which it was formed. All of the equity interests in each Subsidiary owned by Contributors have been duly and validly authorized and issued and are fully paid and are so owned free and clear of any pledge, lien, charge, encumbrance, security interest, preemptive right, or other claim, except as set forth in such entity's governing documents. No Subsidiary has any obligation to issue, sell, or otherwise dispose of, or to purchase, redeem, or otherwise acquire any of their respective equity interests. There are no outstanding options, subscriptions, convertible securities, warrants, preemptive rights, rights of first refusal, proxies, voting agreements, restrictions (other than restrictions on transfer imposed under federal or state securities laws), or agreements or understandings of any nature which restrict or relate to the voting or transfer of, require the issuance, sale, purchase, or redemption of or otherwise relate to the equity interests of any Subsidiary. No Subsidiary owns, controls, or has an equity interest in, directly or indirectly, any corporation, association, or other entity (other than another Subsidiary).

                  (c) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by Contributors has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing corporate charter, certificate of incorporation, bylaw, articles of organization, limited liability company agreement, regulations, certificate of limited partnership, trust agreement, partnership agreement, mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to Contributors or to the Contributed Assets.

                  (d) Litigation. There is no action, suit, claim, or proceeding pending or, to the Contributors' knowledge, threatened against or affecting the Contributors or the Contributed Assets in any court, before any arbitrator, or before or by any governmental body or other regulatory authority that (i) would adversely affect the Contributed Assets, (ii) seeks restraint, prohibition, damages, or other relief in connection with this Agreement or the transactions contemplated hereby, or (iii) would delay the consummation of any of the transactions contemplated hereby. The Contributors are not subject to any judgment, decree, injunction, rule, or order of any court relating to the Contributors' participation in the transactions contemplated by this Agreement.

                  (e) Good Title. (i) Each Contributor is the sole owner of its Contributed Assets, (ii) each Contributor has good title to its Contributed Assets, (iii) the Contributed Assets are free and clear of any liens, encumbrances, pledges, and security interests whatsoever (other than the Assumed Liabilities and certain bank loans encumbering HADC's and Windrose's assets), and (iv) no Contributor has granted any other person or entity an option to purchase or a right of first refusal upon its Contributed Assets.

                  (f) No Consents. No authorization, consent, approval, permit, or license of, or filing with, any governmental or public body or authority, or any other person or entity is required to authorize, or is required in connection with, the execution, delivery, and performance of this Agreement or the agreements contemplated hereby on the part of Contributors.

                  (g) Compliance with Existing Law. Each Contributor and each Subsidiary conducts its business in compliance with all federal, state, and local laws, rules, and regulations, including, but not limited to, all environmental laws and regulations, of each jurisdiction in which any such entity transacts business and is not in breach of any such laws, rules, or regulations. No such entity has been cited for any violation of any laws, rules, or regulations.

                  (h) Financial Statements. The financial statements of Contributors and the Subsidiaries provided to Acquiror and General Partner (collectively, the "Financial Statements") are complete and present fairly the financial position of Contributors and the Subsidiaries and the results of their operations as of the dates of the Financial Statements and for the periods covered by the Financial Statements. Except to the extent reflected or reserved against in the Financial Statements, neither any Contributor nor any Subsidiary, as of the Closing Date, has any liabilities of any nature, whether accrued, absolute, contingent, or otherwise. The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Contributors consent to the inclusion of the Financial Statements in the registration statement to be filed by General Partner with the Securities and Exchange Commission ("SEC") in connection with the IPO.

                  (i) Operation of Contributed Assets. Between the date hereof and the Closing Date, each Contributor and each Subsidiary will (i) operate its business only in the usual, regular, and ordinary manner consistent with such entity's prior practice and (ii) maintain its books of account and records in the usual, regular, and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years. Except as otherwise permitted hereby, from the date hereof until the Closing Date, the Contributors and the Subsidiaries shall not take any action or fail to take any action the result of which would (i) have a material adverse effect on the Contributed Assets or the Acquiror's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted or (ii) would cause any of the representations and warranties contained in this Section 2.2 to be untrue as of the Closing Date, except that Contributors may incur additional operating deficits in the ordinary course of business between the date of this Agreement and the Closing Date.

                  (j) Securities Law Matters. (i) In acquiring the Units and engaging in this transaction, neither Contributors nor any Member is relying upon any representations made to it by General Partner, Acquiror, or any of the officers, employees, or agents of either of them that are not contained herein. Each Contributor and each Member is aware of the risks involved in investing in the Units and in the Common Shares issuable upon redemption of such Units. Each

Contributor and each Member has had an opportunity to ask questions of, and to receive answers from, Acquiror and General Partner, or a person or persons authorized to act on their behalf, concerning the terms and conditions of this investment and the financial condition, affairs, and business of Acquiror and General Partner. Each Contributor and each Member confirms that all documents, records, and information pertaining to its investment in Acquiror that have been requested by it, including a complete copy of the Partnership Agreement, have been made available or delivered to it prior to the date hereof.

                           (ii)     Each Contributor and each Member understands
that neither the Units nor the Common Shares issuable upon redemption of the Units have been registered under the Securities Act or any state securities acts and are instead being offered and sold in reliance on an exemption from such registration requirements. The Units issuable to Windrose and each Member are being acquired solely for such person's own account, for investment, and are not being acquired with a view to, or for resale in connection with, any distribution, subdivision, or fractionalization thereof, in violation of such laws, and such Member does not have any present intention to enter into any contract, undertaking, agreement, or arrangement with respect to any such resale. Each Contributor and each Member understands that the Units will contain appropriate legends reflecting the requirement that the Units not be resold by Member without registration under such laws or the availability of an exemption from such registration.

                  (k) Accredited Investors. Each Contributor and each Member is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

                  (l) Tax Matters. (i) Each Contributor and each Subsidiary has filed within the time and in the manner prescribed by law all federal, state, and local tax returns and reports, including but not limited to income, gross receipts, intangible, real property, excise, withholding, franchise, sales, use, employment, personal property, and other tax returns and reports, required to be filed by any of them under the laws of the United States and of each state or other jurisdiction in which such Contributor or such Subsidiary conducts business activities requiring the filing of tax returns or reports. All tax returns and reports filed by Contributors and the Subsidiaries are true and correct in all material respects. Each Contributor and each Subsidiary has paid in full all taxes of whatever kind or nature for the periods covered by such returns. Neither any Contributor nor any Subsidiary has been delinquent in the payment of any tax, assessment, or governmental charge or deposit and has no tax deficiency or claim outstanding, assessed, threatened, or proposed against it. The charges, accruals, and reserves for unpaid taxes on the books and records of Contributors and the Subsidiaries as of the Closing Date are sufficient in all respects for the payment of all unpaid federal, state, and local taxes of Contributors and the Subsidiaries accrued for or applicable to all periods ended on or before the Closing Date. There are no tax liens, whether imposed by the United States, any state, local, or other taxing authority, outstanding against any Contributor, any Subsidiary, or any of their respective assets. The federal, state, and local tax returns of Contributors and the Subsidiaries have not been audited, nor has any of them received any notice of any federal, state, or local audit.

                           (ii)     Each Contributor and each Member represents
and warrants that it has obtained from its own counsel advice regarding the tax consequences of (i) the transfer of the Contributed Assets to Acquiror and the receipt of Units as consideration therefor, (ii) the admission as a partner of Acquiror, and (iii) any other transaction contemplated by this Agreement. Each Contributor and each Member further represents and warrants that it has not relied on Acquiror or Acquiror's representatives or counsel for such tax advice.

                           (iii)    Each Assumed Liability listed on Exhibit B
was incurred in the ordinary course of the trade or business in which the Contributed Assets were used or held by Contributors, and Contributors are not retaining any assets that are material to the continuation of their trade or business.

                  (m) HADC Preferred Stock. The HADC preferred stock being contributed by the Preferred Stock Contributors (the "HADC Preferred Stock") represents all of the issued and outstanding preferred stock of HADC. Windrose owns all of the outstanding capital stock of HADC other than the HADC Preferred Stock free and clear of all liens, claims, voting agreements, or other encumbrances of any kind. There are no accumulated and unpaid dividends with respect to the HADC Preferred Stock.

         2.3 Contributors' Indemnity. Contributors jointly and severally agree to indemnify and hold Acquiror and General Partner harmless of and from all liabilities, losses, damages, costs, and expenses (including reasonable attorneys' fees) which Acquiror or General Partner may suffer or incur by reason of any act or cause of action occurring or accruing prior to the Closing Date and arising from the ownership or operation of the Contributed Assets prior to the Closing Date.

         2.4 Acquiror's and General Partner's Indemnity. Acquiror and General Partner jointly and severally agree to indemnify and hold Contributors harmless of and from all liabilities, losses, damages, costs, and expenses (including reasonably attorneys' fees) which Contributors may suffer or incur by reason of any act or cause of action occurring or accruing subsequent to the Closing Date and arising from the ownership or operation of the Contributed Assets subsequent to the Closing Date.

         2.5      Maintenance of Debt.

                  (a) Acquiror covenants to Contributors and the Members that Acquiror will maintain indebtedness that is recourse to Acquiror and/or General Partner (the "Required Indebtedness") outstanding in a principal amount equal to the aggregate negative capital account balances of Contributors as of the Closing Date (the "Initial Negative Capital Accounts"), until the earlier of
(A) five years following the Closing Date or (B) as to each Contributor or Member, the date on which such Contributor or Member has redeemed or otherwise disposed of all of its Units. The Required Indebtedness shall not include any indebtedness owed by Acquiror to any subsidiary of Acquiror that is treated as a partnership or disregarded entity for federal income tax purposes.

                  (b) The Required Indebtedness shall be reduced to the extent that a Contributor or a Member redeems its Units, in whole or in part, in exchange for Common Shares or for cash, or otherwise disposes of some or all of its Units (the Units that are so redeemed or disposed of are referred to herein as "Stepped-Up Basis Units"). In such a case, the Required Indebtedness shall be reduced by an amount equal to the original Required Indebtedness prior to any reduction multiplied by a fraction equal to (i) the portion of the Initial Negative Capital Accounts allocable to the Stepped-Up Basis Units redeemed or transferred immediately prior to the reduction of the Required Indebtedness, divided by (ii) the Initial Negative Capital Accounts.

                  (c) Acquiror shall indemnify Contributors and Members against any and all federal and state income tax liability (including interest and penalties), plus reasonable attorney's fees (if any), incurred by Contributors or Members as a result of Acquiror's breach of its obligation to maintain debt pursuant to this Section 2.5.

                  (d) To the extent that, at the end of the five (5)-year period, the Required Indebtedness remains in place, each Contributor or Member, as applicable, with the consent of General Partner, may separately elect to continue, renew, and extend the Reimbursement Agreement on the same terms, conditions, and priorities on a year-to-year basis.

         2.6 Restrictions on Subsequent Disposition of the Contributed Assets or Certain Successor Assets. Acquiror covenants and agrees that, until the earlier of (i) five (5) years after the Closing Date and (ii) the date on which Contributors or the Members, as applicable, no longer own in the aggregate at least 25% of the Units issued to Contributors hereunder on the Closing Date, Acquiror will not sell, assign, transfer, distribute, or otherwise dispose of the Contributed Assets (or any successor asset or assets acquired by Acquiror in exchange for the Contributed Assets in a non-taxable transaction, such as stock in a "taxable REIT subsidiary" of General Partner that is acquired by Acquiror in a tax-free transaction under Code section 351 ("Successor Assets")) in a transaction that would result in the allocation of taxable income or gain by Acquiror to Contributors or its Members under Code section 704(c). Nothing in this Section 2.6 shall prevent Acquiror or one or more of its affiliates from
(i) pledging or encumbering any of the Contributed Assets or Successor Assets, as applicable, or (ii) assigning, transferring, or otherwise disposing of the Contributed Assets or Successor Assets, as applicable, to a subsidiary 100% of the beneficial ownership interests in which is owned by Acquiror and/or General Partner as long as such transfer does not result in the allocation of taxable income or gain to Contributors or the Members under Code section 704(c). Acquiror shall indemnify Contributors and the Members against any and all federal and state income tax liability (including interest and penalties), plus reasonable attorney's fees (if any), incurred by Contributors or the Members as a result of Acquiror's breach of its obligation not to dispose of the Contributed Assets or Successor Assets, as applicable, pursuant to this Section 2.6.

         2.7 Reimbursement Agreement. Pursuant to the Reimbursement Agreement, each Contributor or Member, as applicable, severally and in proportion to each Contributor's or Member's respective share of the Reimbursable Amount (as described in Section 3 of the Reimbursement Agreement), but not jointly, are agreeing to reimburse General Partner for the amount that General Partner must pay with respect to the Required Indebtedness (or bear the economic risk of loss for); provided, however, that (i) the amount that each Contributor or Member is required to pay pursuant to the Reimbursement Agreement will in no event exceed its respective share of the Reimbursable Amount and (ii) each Contributor or Member will be required to pay the Reimbursable Amount only to the extent that General Partner does not otherwise recover (or is relieved of paying as a result of recoveries by the Lenders) an amount at least equal to the Reimbursable Amount after (A) the Lenders and General Partner have exhausted their remedies against Acquiror's assets and the assets of any person or entity other than General Partner that enters into a guaranty with respect to the Required Indebtedness and (B) General Partner has demanded payment from any other person or entity that enters into a reimbursement agreement with General Partner. The Reimbursement Agreement provides for Contributors and the Members to reimburse General Partner for an amount up to their Initial Negative Capital Accounts.

         2.8 Tax Elections. Acquiror hereby agrees to use the "traditional method" of making Code section 704(c) allocations as described in section 704-3(b) of the Treasury regulations with respect to the Contributed Assets or Successor Assets, as applicable.

                                   ARTICLE III
                       CONDITIONS PRECEDENT TO THE CLOSING

         In addition to any other conditions set forth in this Agreement, Acquiror's obligation to consummate the Closing is subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Article III, all of which shall be conditions precedent to Acquiror's obligations under this Agreement.

         3.1 Contributors' Obligations. Contributors shall have performed all obligations of Contributors hereunder which are to be performed prior to Closing.

         3.2 Contributors' and the Members' Representations and Warranties. Contributors' and the Members' representations and warranties set forth in
Section 2.2 shall be true and correct in all material respects as if made again on the Closing Date.

         3.3      Completion of IPO.  The IPO shall have been completed.

                                   ARTICLE IV
                          CLOSING AND CLOSING DOCUMENTS

         4.1 Closing. The consummation and closing (the "Closing") of the transactions contemplated under this Agreement shall take place at the offices of Acquiror in Indianapolis, Indiana, or such other place as is mutually agreeable to the parties, on the date of the closing of the IPO (the "Closing Date"), or as otherwise set by agreement of the parties; provided, however, that this Agreement shall terminate if Closing does not occur prior to September 30, 2002.

         4.2 Contributors' Deliveries. At the Closing and at Contributors' sole cost and expense, Contributors shall deliver the following to Acquiror in addition to all other items required to be delivered to Acquiror or General Partner by Contributors:

                  (a) Assignment of Contributed Assets. Each Contributor shall have executed and delivered an Assignment, in substantially the form of Exhibit D attached hereto, granting and conveying to Acquiror good and indefeasible title to the Contributed Assets, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title;

                  (b) Execution of Partnership Agreement. Signature pages of Acquiror's Partnership Agreement duly executed by each Contributor or its Members, as applicable; and

                  (c) Authority Documents. Evidence satisfactory to Acquiror that the person or persons executing the closing documents on behalf of Contributors have full right, power, and authority to do so.

                  (d) Material Contracts. A true, complete, and correct list and brief description of all of material leases, management agreements, license agreements, and other contracts, agreements, and instruments relating to the Contributed Assets (collectively, the "Material Contracts"). Contributors shall represent as follows: (i) all of the Material Contracts are in full force and effect and constitute the legal, valid, and binding obligation of a Contributor or a Subsidiary and of each other party to the Material Contracts and are enforceable in accordance with the terms of the Material Contracts; (ii) Contributor or a Subsidiary, as applicable, has performed all the obligations required to be performed by it as of the Closing Date under all of the Material Contracts and is not in default or alleged to be in default in any respect under any of the Material Contracts; (iii) there exists no event, condition, or occurrence which, after notice or lapse of time, or both, would constitute a default by a party to any of the Material Contracts; (iv) other than the Material Contracts, no other contract or agreement is required to carry on the business of Contributor as presently being conducted; (v) no Contributor is aware of any intention by any party to any Material Contract: (A) to terminate such Material Contract or amend the terms of such Material Contract; (B) to refuse to renew such Material Contract upon the expiration of the term of such Material Contract; or (C) to renew such Material Contract upon expiration only on terms and conditions which are more onerous than those now existing; and (vi) there is no default by any other party to any of the Material Contracts.

                  (e) Financial Statements. Contributors shall represent that, to the best of their knowledge, since the date of the last Financial Statement provided to Acquiror and General Partner, there has been no material adverse change in the financial condition or in the operations of Contributors, the Subsidiaries, or the Contributed Assets, except as disclosed to and approved by Acquiror and General Partner.

         4.3 Acquiror's Deliveries. At the Closing, and at Acquiror's sole cost and expense, Acquiror shall deliver the following to Contributors:

                  (a) Certificates for Units. Certificates duly issued by Acquiror in the name of each Contributor as of the Closing Date representing the Units to which such Contributor is entitled pursuant to Section 1.3 of this Agreement;

                  (b) Executed Partnership Agreement. An original of the Partnership Agreement, duly executed by General Partner and all limited partners; and

                  (c) Authority Documents. Evidence satisfactory to Contributors that the person or persons executing the closing documents on behalf of Acquiror have full right, power, and authority to do so.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Notices. Any notice provided for by this Agreement and any other notice, demand, or communication which any party may wish to send to another shall be in writing and either delivered in person (including by confirmed facsimile transmission) or sent by registered or certified mail or overnight courier, return receipt requested, in a sealed envelope, postage prepaid, and addressed to the party for which such notice, demand or communication is intended at such party's address as set forth in this Section. Acquiror's address for all purposes under this Agreement shall be the following:

                  c/o Windrose Medical Properties Trust
                  3502 Woodview Trace, Suite 200
                  Indianapolis, IN  46268
                  Attention:  Mr. Frederick L. Farrar
                  Fax No.: (317) 860-9190

The address for all Contributors and Members for all purposes under this Agreement shall be the following:

                  c/o Fred S. Klipsch
                  3502 Woodview Trace, Suite 200
                  Indianapolis, IN  46268
                  Fax No.: (317) 860-9190

Any address or name specified above may be changed by a notice given by the addressee to the other parties. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

         5.2 Entire Agreement; Modifications and Waivers; Cumulative Remedies. This Agreement supersedes any existing letter of intent between the parties, constitutes the entire agreement among the parties hereto and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to Contributors or Acquiror upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by a Contributor or Acquiror of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained. All rights, powers, options, or remedies afforded to Contributors or Acquiror either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option, or remedy shall not bar other rights, powers, options, or remedies allowed herein or by law, unless expressly provided to the contrary herein.

         5.3 Exhibits. All exhibits referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

         5.4 Successors and Assigns. Except as set forth in this Article, this Agreement may not be assigned by Acquiror, either Contributor, or any Member without the prior approval of the other parties hereto. This Agreement shall be binding upon, and inure to the benefit of, Contributor, Acquiror, each Member, and their respective legal representatives, successors, and permitted assigns.

         5.5 Article Headings. Article headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit, or prescribe the scope or intent of this Agreement or any part hereof and shall not be considered in interpreting or construing this Agreement.

         5.6 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Tennessee.

         5.7 Counterparts. This Agreement may be executed in any number of counterparts and by any party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

         5.8 Survival. All covenants and agreements contained in the Agreement which contemplate performance after the Closing Date shall survive the Closing.

         5.9 Further Acts. In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Acquiror, General Partner, and Contributors, Acquiror, General Partner, and Contributors shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the other parties may reasonably require to consummate the transaction contemplated hereunder.

         5.10 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         5.11 Attorneys' Fees. Should a party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, any non-prevailing party in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) shall pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys' fees, expended or incurred in connection therewith.

         IN WITNESS WHEREOF, this Agreement has been entered into effective as of the 24th day of May, 2002.


                                        CONTRIBUTORS:

                                        WINDROSE INTERNATIONAL, LLC,
                                        an Indiana limited liability company

                                        By: /s/
                                            ---------------------------
                                        Name:
                                        Title:


                                        MED PROPERTIES MANAGEMENT GROUP,
                                        LLC, an Indiana limited liability
                                        company


                                        By: /s/
                                            ---------------------------
                                        Name:
                                        Title:


                                        HOSPITAL AFFILIATES DEVELOPMENT
                                        CORPORATION, an Indiana corporation,


                                        By: /s/
                                            ---------------------------
                                        Name:
                                        Title:


                                        MED PROPERTIES ASSET GROUP, LLC,
                                        an Indiana limited liability company,


                                        By: /s/
                                            ---------------------------
                                        Name:
                                        Title:


                                        MEMBERS:

                                        /s/
                                        -----------------------------
                                                 Fred S. Klipsch

                                        /s/
                                        -----------------------------
                                                 O.B. McCoin


                                        /s/
                                        -----------------------------
                                                 Robin Barksdale


                                        /s/
                                        -----------------------------
                                                 Charles Lanham


                                        /s/
                                        -----------------------------
                                                 Frederick L. Farrar


                                        /s/
                                        -----------------------------
                                                 Mike Klipsch


                                        /s/
                                        -----------------------------
                                                 Steve Klipsch


                                        ACQUIROR:

                                        WINDROSE MEDICAL PROPERTIES, L.P.,
                                        a Virginia limited partnership

                                        By:  Windrose Medical Properties Trust,
                                              its general partner

                                                 By:  /s/
                                                      ---------------------
                                                 Name:
                                                 Title:

                                        GENERAL PARTNER:

                                        WINDROSE MEDICAL PROPERTIES TRUST,
                                        a Maryland real estate investment trust


                                        By: /s/
                                            ------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT A

                              CONTRIBUTED ASSETS*

Asset                                     Windrose                MPMG                 Total
-----                                    ----------            ----------            ----------

Cash                                     $   30,216            $    4,970            $   35,186
Other Receivable                         $      405                                  $      405
Accounts Receivable                               0            $   12,374            $   12,374
Other Current Assets                     $      171            $    1,000            $    1,171
Depreciable Assets, net                  $   35,717            $   35,717
Ownership interests in MPAG**                                           0                     0
HADC Stock                               $2,625,000                                  $2,625,000
Goodwill                                 $1,506,567                     0            $1,506,567
-----------------------------------------------------------------------------------------------

Totals                                   $4,198,076            $   18,344            $4,216,420


*        Amounts are as of 3/31/02 and will change before closing.
**       Includes "B units" in Brierbrook Partners, LLC

                                   EXHIBIT B

                              ASSUMED LIABILITIES*

Liability                                      Windrose               MPMG                Total
---------                                     ----------            --------            ----------

Accounts Payable                              $  302,169            $ 24,215            $  326,384
Other Payables                                $   48,881            $ 27,763            $   76,644
Payroll and Other Payables                    $   18,797            $ 10,734            $   29,531
Estimated Accrued Pre-IPO Expenses            $  200,000                                $  200,000
Note Payable to Charles Lanham                $  125,000                                $  125,000
Note Payable to HADC                          $  762,478            $ 71,833            $  833,861
--------------------------------------------------------------------------------------------------

Totals                                        $1,457,325            $134,095            $1,591,420


*        Amounts are as of 3/31/02 and will change before closing.

                                   EXHIBIT C

                        FORM OF REIMBURSEMENT AGREEMENT

         THIS REIMBURSEMENT AGREEMENT (this "Agreement") is entered into as of _________ __, 2002, by and among the members of Windrose International, LLC, an Indiana limited liability company ("Windrose"), listed on Exhibit A hereto (the "Reimbursors"), and Windrose Medical Properties Trust, a Maryland real estate investment trust (the "Reimbursee").

                                    RECITALS

         A. The Reimbursee is the sole general partner of Windrose Medical Properties, L.P., a Virginia limited partnership (the "Operating Partnership").

         B. On the date hereof, pursuant to a Contribution Agreement dated May 24, 2002 (the "Contribution Agreement") between the Operating Partnership, the Reimbursors, the Reimbursee, Windrose, Med Properties Management Group, LLC, an Indiana limited liability company ("MPMG" and, together with Windrose, "Contributors"), Hospital Affiliates Development Corporation, an Indiana corporation ("HADC"), and Med Properties Asset Group, LLC, an Indiana limited liability company ("MPAG"), Contributors are contributing (the "Contribution") certain assets, subject to certain liabilities, to the Operating Partnership in exchange for limited partnership interests ("Units") in the Operating Partnership, most of which are being issued directly to the Reimbursors.

         C.       Pursuant to the Contribution Agreement, until the earlier of
(i) five years following the Closing Date (as defined in the Contribution Agreement) or (ii) as to each Member, the date on which such Member has redeemed or otherwise disposed of all of its Units, the Operating Partnership is agreeing to maintain indebtedness that is recourse to Acquiror and/or General Partner (the "Required Indebtedness") outstanding in a principal amount equal to the aggregate negative capital account balances of Contributors as of the Closing Date (the "Initial Negative Capital Accounts"), subject to reduction upon the occurrence of certain events.

         D. In connection with its acquisition of an asset, the Operating Partnership is assuming a secured loan from ____________, a ________ ________("Lender"), to the seller of the asset (the "Loan"), which Loan is evidenced by a Note dated _____ __, ____ in an aggregate principal amount not to exceed $__________ (the "Note"). The Note is secured by __________ dated _______ __, ____.

         E. The Reimbursee has guaranteed the principal and interest due in respect of the Loan for the benefit of Lender pursuant to the terms of that certain Guaranty Agreement dated ________ __, 2002.

         F. The Reimbursors have agreed to reimburse the Reimbursee for any amounts paid by the Reimbursee pursuant to its guaranty of the Loan, but only to the extent that the amount agreed to be reimbursed by the Reimbursors exceeds the sum of (i) all amounts recovered on the Loan after the Lender has exhausted its remedies against the Operating Partnership's assets and the assets of any person or entity (other than the Reimbursee) that enters into a guaranty agreement with respect to the Loan (collectively, the "Future Guarantors") and (ii) amounts recovered by the Reimbursee from any other person or entity that enters into a reimbursement agreement with the Reimbursee (collectively, the "Future Reimbursors"), after the Reimbursee has exhausted its remedies against such Future Guarantors. The amounts for which the Reimbursors have agreed to reimburse the Reimbursee are set forth on Exhibit A hereto. The aggregate amount for which the Reimbursee may be reimbursed pursuant to this Agreement is referred to herein as the "Reimbursable Amount."

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Reimbursors and the Reimbursee hereby agree as follows:

                                   AGREEMENT

         1. Term. (a) This Agreement shall terminate on ________ __, 2007; provided, however, this Agreement shall terminate as to any Reimbursor
(i) twelve months after the taxable disposition (other than a transfer resulting from the death of a Reimbursor) by such Reimbursor of all of his Units, provided that no demand for payment has been made by the Reimbursee on such Reimbursor before the expiration of such twelve-month period, or (ii) upon the death of such Reimbursor, provided that no demand for payment has been made by a Reimbursee on such Reimbursor before his death.

                  (b) On ________ __, 2007, each Reimbursor, with the consent of the Reimbursee, if the Required Indebtedness remains in place, may separately elect to continue, renew, and extend this Agreement on the same terms, conditions, and priorities on a year-to-year basis.

         2. Reimbursement Obligations. The Reimbursors, severally and in proportion to each Reimbursor's respective share of the Reimbursable Amount (as described in Section 3 hereof), but not jointly, hereby agree to reimburse the Reimbursee for any amounts paid by the Reimbursee pursuant to its guaranty of the Loan, but only to the extent that the Reimbursable Amount exceeds the sum of (i) all amounts recovered on the Loan after the Lender has exhausted its remedies against the Operating Partnership's assets and the assets of any Future Guarantors and (ii) amounts recovered by the Reimbursee from any Future Reimbursors after the Reimbursee has exhausted its remedies against such Future Guarantors. The Reimbursors' obligations set forth in this Section 2 shall be referred to herein as the "Reimbursement Obligations."

         3. Respective Shares of Reimbursable Amount. Each Reimbursor's respective share of the Reimbursable Amount is set forth on Exhibit A hereto.

         4. Modification of Reimbursable Amount. (a) The Reimbursable Amount shall not be reduced by any regularly scheduled amortization payments made under the documents evidencing or securing the Loan (the "Loan Documents"), or by any Extraordinary Payments (as defined in this Section 4). For purposes of this Section 4, the term "Extraordinary Payment" shall mean any payment made to the Lender to reduce the principal amount of the Loan other than regularly scheduled amortization payments, including, without limitation:
(a) any partial prepayment of the Loan; (b) any award by a governmental or quasi-governmental entity by reason of a taking of all or any portion of the property that secures the Loan, or any interest therein, in condemnation or by exercise of the power of eminent domain or by an agreement in lieu thereof, to the extent applied in reduction of the Loan; and (c) any insurance proceeds, or the amount thereof remaining after repair of damage to the property that secures the Loan caused by fire or other casualty, to the extent applied in reduction of the Loan.

                  (b) The Reimbursee will not permit any Future Guarantor or Future Reimbursor to enter into a guaranty agreement or reimbursement agreement with the Reimbursee with respect to its repayment obligation on the Loan (or any replacement or additional recourse indebtedness of the Operating Partnership) after the date of this agreement unless the amount of the Loan (or any replacement or additional recourse indebtedness of the Operating Partnership) is at least equal to the Reimbursable Amount plus the amount guaranteed or agreed to be reimbursed by all Future Guarantors and Future Reimbursors.

         5. Reimbursement Procedures. Any reimbursement made under this Agreement shall be made no later than 90 days after a Reimbursor's receipt of a written request by the Reimbursee stating the amount of the Reimbursement Obligations. If a claim under this Agreement is not paid in full by a Reimbursor within 90 days after a written request for payment has first been received by the Reimbursor, the Reimbursee may at any time thereafter bring an action against the Reimbursor to recover that Reimbursor's unpaid amount of the claim.

         6. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes any and all previous agreements among the Reimbursors and the Reimbursee, whether written or oral, respecting the subject matter hereof and thereof. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

         7. Severability. In the event that any provision or any part of any provision of this Agreement is held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect the validity or enforceability of any other provision or part thereof.

         8. Amendments; Governing Law. This Agreement may not be waived, modified, or amended except by an agreement in writing signed by the Reimbursors and the Reimbursee. The respective rights and obligations of the Reimbursors and the Reimbursee shall be governed by and construed in accordance with the laws of the State of Tennessee.

         9. Section Headings. The section headings in this Agreement are included for convenience only and are not a part of, nor shall be used in construing, this Agreement.

         10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Reimbursors and the Reimbursee, and their respective successors and assigns. Except for the Reimbursors and the Reimbursee, and their respective successors and assigns, no other person shall be entitled to the benefits of this Agreement or to rely hereon.

         11. Severability. If this Agreement would be held or determined to be void, invalid, or unenforceable by reason of the amount of the Reimbursors' liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the maximum amount of the liability of the Reimbursors under this Agreement shall, without any further action by the Reimbursors, the Reimbursee, or any other person, be automatically limited and reduced to an amount that is valid and enforceable.

         12. No Subrogation. Reimbursors hereby waive all rights of subrogation or contribution that they may have against the Operating Partnership or the Reimbursee, whether arising by contract or operation of law by reason of any payment pursuant hereto.

         13. Notices. All notices or other communications hereunder shall be in writing and shall be sent by: (a) overnight courier service or United States Express Mail against receipt; or (b) Certified Mail, Return Receipt Requested, postage prepaid. Notices shall be deemed given two business days after being sent if sent by overnight courier service or United States Express Mail or ten business days after being sent if sent by Certified Mail. Notices to a party shall be sent to its or his address set forth below or to such other address as shall be stated in a notice similarly given:

         If to the Reimbursors:

         7101 Executive Center Drive, Suite 250
         Brentwood, Tennessee 37027
         Attention:  _____________
         Fax No.: (615) 371-0246

         If to the Reimbursee:

         Windrose Medical Properties Trust
         3502 Woodview Trace, Suite 200
         Indianapolis, IN  46268
         Attention:  Mr. Frederick L. Farrar
         Fax No.: (317) 860-9190

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         15. Binding Agreement. This Agreement shall be binding between the Reimbursee and each Reimbursor who executes a signature page to this Agreement.


                   [signatures appear on the following pages]

         IN WITNESS WHEREOF, this Agreement has been entered into effective as of the day and year first above written.


                                    REIMBURSORS:


                                    -----------------------------
                                             Fred S. Klipsch


                                    -----------------------------
                                             O.B. McCoin


                                    -----------------------------
                                             Robin Barksdale


                                    -----------------------------
                                             Charles Lanham


                                    -----------------------------
                                             Frederick L. Farrar


                                    -----------------------------
                                             Mike Klipsch


                                    -----------------------------
                                             Steve Klipsch

                                    REIMBURSEE:


                                    WINDROSE MEDICAL PROPERTIES TRUST,
                                    a Maryland real estate investment trust


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                   EXHIBIT D

                                   ASSIGNMENT

         Each of Windrose International, LLC, an Indiana limited liability company ("Windrose"), and Med Properties Management Group, LLC, an Indiana limited liability company ("MPMG" and, together with Windrose, "Assignors"), for good and valuable consideration paid to the Assignor by Windrose Medical Properties, L.P., a Virginia limited partnership ("Assignee"), pursuant to the Contribution Agreement dated as of the date hereof, by and among Assignors, Assignee, Hospital Affiliates Development Corporation, an Indiana corporation, Med Properties Asset Group, LLC, an Indiana limited liability company, Fred S. Klipsch, O.B. McCoin, Robin Barksdale, Charles Lanham, Frederick L. Farrar, Mike Klipsch, Steve Klipsch, and Windrose Medical Properties Trust, a Maryland real estate investment trust (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, assign, transfer, convey and deliver to the Assignee, its successors and assigns, without warranty or recourse, the Assignor's right, title, and interest in and to the Contributed Assets identified on Schedule I attached hereto, subject to the Assumed Liabilities identified on Schedule I attached hereto.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be signed by a duly authorized officer this __ day of _____, 2002.


                                    WINDROSE INTERNATIONAL, LLC,
                                    an Indiana limited liability company


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    MED PROPERTIES MANAGEMENT GROUP, LLC,
                                    an Indiana limited liability company


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    WINDROSE MEDICAL PROPERTIES, L.P.,
                                    a Virginia limited partnership

                                    By: Windrose Medical Properties Trust,
                                        its general partner


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE I
                               CONTRIBUTED ASSETS

                              ASSUMED LIABILITIES

                                   EXHIBIT E


Member                             Number of Units
------                             ---------------
Fred Klipsch                           88,731
McCoin                                 43,256
Barksdale                              10,814
Lanham                                 11,535
Farrar                                  5,663
Mike Klipsch                            3,500
Steve Klipsch                           3,500
Windrose                                8,000